UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

Hut 8 Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-41864	92-2056803
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Brickell Avenue, Suite 1500, Miami, Florida	33131
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (305) 224 6427

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HUT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2026, Hut 8 Corp. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to consider and vote upon four proposals, which are described in greater detail in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 28, 2026 (the “Proxy Statement”). A total of 83,316,655 shares of the Company’s common stock were represented at the Annual Meeting, constituting a quorum for all matters presented at the Annual Meeting. The final voting results are set forth below.

Proposal 1: Election of Directors

The stockholders elected each of the persons named below to serve as a director of the Company until the 2027 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal. The results of such vote were as follows:

Nominee	For	Against	Abstentions	Broker Non-Votes
Joseph Flinn	69,524,014	1,269,489	66,383	12,456,769
Asher Genoot	70,536,078	276,248	47,560	12,456,769
Michael Ho	70,530,325	282,072	47,489	12,456,769
E. Stanley O’Neal	65,940,165	4,854,376	65,345	12,456,769
Carl J. (Rick) Rickertsen	70,370,263	420,204	69,419	12,456,769
Mayo A. Shattuck III	63,437,474	7,353,696	68,716	12,456,769
William Tai	68,982,263	1,642,740	234,883	12,456,769
Amy Wilkinson	62,429,791	5,483,217	2,946,878	12,456,769

Proposal 2: Advisory Vote on the Compensation of the Company’s Named Executive Officers

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis section and related compensation tables of the Proxy Statement. The results of such vote were as follows:

For	Against	Abstentions	Broker Non-Votes
38,689,226	31,950,016	220,644	12,456,769

Proposal 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The results of such vote were as follows:

For	Against	Abstentions
81,763,405	1,486,135	67,115

Proposal 4: Approval of an Amendment to the Amended and Restated Hut 8 Corp. 2023 Omnibus Incentive Plan

The stockholders approved the amendment to the Amended and Restated Hut 8 Corp. 2023 Omnibus Incentive Plan. The results of such vote were as follows:

For	Against	Abstentions	Broker Non-Votes
59,930,290	10,705,328	224,268	12,456,769

No other matters were presented for consideration or stockholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUT 8 CORP.
(Registrant)

Date: June 12, 2026	By:	/s/ Victor Semah
		Name:	Victor Semah
		Title:	Chief Legal Officer & Corporate Secretary

3